UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

__________________________________

Date of Report (Date of earliest event reported):  August 27, 2010

PLUG POWER INC.
(Exact name of registrant as specified in charter)

Delaware	1-34392	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

968 Albany Shaker Road, Latham, New York 12110
 (Address of Principal Executive Offices)  (Zip Code)

(518) 782-7700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2010, Mark A. Sperry stepped down from his positions as Senior Vice President of Plug Power Inc. and as General Manager of the company's Continuous Power Division.  The Company and Mr. Sperry have entered into a an agreement under which Mr. Sperry will provide consulting services to the Company for a period of up to twelve (12) months.  The Company’s maximum obligation under the consulting agreement shall not exceed $100,000.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.
Date: September 2, 2010	By: /s/ Andrew Marsh
Andrew Marsh
President and Chief Executive Officer